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                                                                   EXHIBIT 10.41



                       SEVENTH AMENDMENT AND SUPPLEMENT TO
             AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT
            OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT

         THIS SEVENTH AMENDMENT AND SUPPLEMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "AMENDMENT") is entered into as of the effective time and date hereinafter stated (the "EFFECTIVE DATE") by and between HS RESOURCES, INC., a Delaware corporation with an address for notice hereunder of One Maritime Plaza, 15th Floor, San Francisco, California 94111 ("MORTGAGOR") and THE CHASE MANHATTAN BANK, N.A., a national banking association with offices and banking quarters at One Chase Manhattan Plaza, New York, New York 10005, as agent for the lenders which are or become parties to the Credit Agreement referred to below (collectively called the "LENDERS") (in such capacity as agent, together with its successors in such capacity, the "MORTGAGEE").

                                 R E C I T A L S

         A. Mortgagor, the Agent and certain lenders entered into a Credit Agreement dated as of July 15, 1994 (as amended, the "1994 CREDIT AGREEMENT") which amended and restated that certain Credit Agreement dated as of March 11, 1993, as amended.

         B. The 1994 Credit Agreement was secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated March 11, 1993 from Mortgagor to the Mortgagee, duly recorded on March 12, 1993 in Book 1373, Film 1766 of the Real Estate Records of Weld County, Colorado with Reception No. 02324792, as amended by First Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated May 19, 1993 and duly recorded on August 30, 1993 in Book 1399, Film 1243 of the Real Estate Records of Weld County, Colorado with Reception No. 02348251, Second Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated December 10, 1993 and duly recorded on December 20, 1993 in Book 1417, Film 1622 of the Real Estate Records of Weld County, Colorado with Reception No. 02364884 and Third Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 and duly recorded on August 4, 1994 in Book 1453 at Film 1745 of the Real Estate Records of Weld County, Colorado with Reception No. 2401068 (collectively, the "HSR MORTGAGE").

         C. The 1994 Credit Agreement was also secured by that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of as of July 30, 1993 from Energy Minerals Corporation and recorded in, among other counties in the State of Colorado, Adams County on August 4, 1993 in Book 4123, Film 621 and in Weld County on August 4, 1993 in Book 1395, Reception No. 2344624, as amended by First Amendment to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 (collectively, the "EMC MORTGAGE") and recorded in, among other counties in the State of Colorado, Adams County on August 5, 1994 in Book 4369, Page 567 and in Weld County on August 4, 1994 in Book 1453, Page 1743, Reception No. 2401066.


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         D. To evidence the merger of Energy Minerals Corporation into
Mortgagor, Mortgagor and Mortgagee amended, restated and consolidated the HSR Mortgage and the EMC Mortgage by Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 1, 1995 (which instrument, together with all amendments, assignments and supplements thereto, is called the "MORTGAGE") which was recorded in, among other counties in the State of Colorado, Adams County on September 14, 1995 in Book 4588, Page 745 and in Weld County on September 13, 1995 in Book 1511, Page 203, Reception No. 2455532, as amended by First Amendment and Supplement to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 14, 1995 (the "FIRST AMENDMENT TO MORTGAGE") between Mortgagor and Mortgagee and duly recorded on December 20, 1995 in Weld County, Colorado in Book 1523, Page 665, Reception No. 2468477.

         E. Mortgagor, Mortgagee and certain lenders refinanced the debt under the 1994 Credit Agreement by entering into that certain Credit Agreement dated as of June 7, 1996 (the "JUNE 7 CREDIT AGREEMENT").

         F. Mortgagor, Mortgagee and certain lenders (the "LENDERS") amended and restated the June 7 Credit Agreement by that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (such Amended and Restated Credit Agreement as amended from time to time called the "JUNE 14 CREDIT AGREEMENT").

         G. The Mortgage was assigned and amended by Assignment of Liens and Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 14, 1996 (the "SECOND AMENDMENT TO MORTGAGE"), which was duly recorded in, among other counties in the State of Colorado, Adams County on July 12, 1996 in Book 4794, Page 174 and in Weld County on June 27, 1996 in Book 1554, Page 151.

         H. The Mortgage has been further amended by Third Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 25, 1996 (the "THIRD AMENDMENT TO MORTGAGE"), which was duly recorded in, among other counties in the State of Colorado, Adams County on September 3, 1996 in Book 4828, Page 624 and in Weld County on September 3, 1996 in Book 1564, Page 729, Fourth Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of January 1, 1997 (the "FOURTH AMENDMENT TO MORTGAGE"), which was duly recorded in, among other counties in the State of Colorado, Adams County on January 30, 1997 in Book 4928, Page 37 and in Weld County on January 23, 1997 in Book 1588, Page 394, Fifth Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 15, 1997 (the "FIFTH AMENDMENT TO MORTGAGE"), which was duly recorded in, among other counties in the State of Colorado, Adams County on December 24, 1997 in Book 5193, Page 156 and in Weld County on December 24, 1997 in Book 1638, Page 1725 and Sixth Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 22, 1998 (the "SIXTH AMENDMENT TO Mortgage"), which was duly


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recorded in, among other counties in the State of Colorado, Adams County on July
23, 1998 in Book 5406 at Page 641 and in Weld County on July 23, 1998 as Reception No. 2628057.

         I. The Mortgage, the First Amendment to Mortgage, the Second Amendment to Mortgage, the Third Amendment to Mortgage, the Fourth Amendment to Mortgage, the Fifth Amendment to Mortgage and the Sixth Amendment

to Mortgage are herein collectively called the "MORTGAGE".

         J. Mortgagor and Mortgagee desire to supplement the Mortgage to subject to the lien and security interest of the Mortgage the additional properties described on Exhibits A-1 and A-2 attached hereto.

         NOW, THEREFORE, in view of the foregoing and for valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee do hereby agree as follows:

         1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

         2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage, as amended and as supplemented hereby and as the same may from time to time be further amended or supplemented.

         3. All references in the Mortgage to "Exhibit A" shall mean Exhibit A to the Mortgage, as supplemented by Exhibits A-1 and A-2 attached to this Amendment, and as the same may from time to time be further amended or supplemented and "Hydrocarbon Property", as defined in Section I(a) of the Mortgage, shall be deemed to also include those oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibits A-1 and A-2 attached to this Amendment.

         4. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, warranted, transferred and conveyed, and granted a security interest to Mortgagee in, the Mortgaged Property, and Mortgagor further grants, bargains, sells, assigns, mortgages, warrants, transfers and conveys, and grants a security interest to Mortgagee in, the Mortgaged Property, as supplemented by Exhibits A-1 and A-2 attached hereto, to Mortgagee on behalf of the Lenders to secure the payment and performance of the Indebtedness as such definition is amended herein.

         5. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Mortgagee, its successors and assigns, in accordance with the Mortgage as amended hereby, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements.

         6. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage, as amended, shall remain in full force and effect in



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accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage, as amended, are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage, as amended.

         7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

         EXECUTED as of the ____ day of __________________, 1999 (the "EFFECTIVE DATE").

                                          MORTGAGOR:

                                          HS RESOURCES, INC.

Attest:

                                          By:
                                             --------------------------------
By:                                       Name:
   ----------------------------------     Title:
Name:  James M. Piccone
Title: Secretary

                                          MORTGAGEE:

                                          THE CHASE MANHATTAN BANK (formerly
                                          known as The Chase Manhattan Bank,
                                          N.A.), AS AGENT

                                          By:
                                             --------------------------------
                                          Name:
                                          Title:



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STATE OF COLORADO    }
                     }
COUNTY OF DENVER     }


         The foregoing instrument was acknowledged before me on ________________ ____, 1999 by ______________________, __________________________ of HS
RESOURCES, INC., a Delaware corporation, on behalf of such corporation.


Seal:                                       Notary Public in and for the
                                            State of Colorado





STATE OF NEW YORK    }
                     }
COUNTY OF NEW YORK   }


         The foregoing instrument was acknowledged before me on ___________________, 1999 by _______________________________________,
___________________________ of THE CHASE MANHATTAN BANK, state banking corporation, on behalf of such corporation.


Seal:                                       Notary Public in and for the
                                            State of New York



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